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                                                                   EXHIBIT 23.1

                                CORBIN & WERTZ
              CERTIFIED PUBLIC ACCOUNTANTS  BUSINESS CONSULTANTS




                        CONSENT OF INEPENDENT AUDITORS

MTR GAMING GROUP, INC.

We hereby consent to the incorporation by reference in a Registration Statement on Form S-8 of our report dated February 27, 1998 appearing in your Annual Report on Form 10-K for the years ended December 31, 1997, 1996 and 1995.


                                                       /s/ Corbin & Wertz
                                                       -----------------------
                                                           Corbin & Wertz
Irvine, California
August 20, 1998